UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act 1934

Date of Report (date of earliest event reported): June 13, 2024

ANNOVIS BIO, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39202	26-2540421
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 Lindenwood Drive, Suite 225
Malvern, PA 19355

(Address of Principal Executive Offices) (Zip Code)

(484) 875-3192

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, is Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ANVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2024, Annovis Bio, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) virtually. At the Annual Meeting, three proposals were submitted to the Company’s stockholders and all matters voted upon were approved with the required votes. The proposals are outlined below and further described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission.

At the Annual Meeting, a total of 7,278,396 shares of the Company’s common stock, or 66.10% of the common stock outstanding as of April 18, 2024, the record date for the Annual Meeting, were represented virtually or by proxy.

The following is a brief description of the final voting results for each of the three proposals submitted at the Annual Meeting on June 12, 2024:

1. Election of Directors

All of the following five nominees were elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next Annual Meeting and until their successors have been duly elected and have qualified.

Nominee	For	Withheld	Broker Non-Vote
Michael Hoffman	3,856,586	122,626	3,299,184
Maria Maccecchini	3,888,261	90,951	3,299,184
Claudine Bruck	3,827,976	151,236	3,299,184
Reid McCarthy	3,845,664	133,548	3,299,184
Mark White	3,825,922	153,290	3,299,184

2. Amendment to the Company’s 2019 Equity Incentive Plan

Stockholders have approved an amendment to the Annovis Bio, Inc. 2019 Equity Incentive Plan, to add 1,000,000 shares to the Plan’s share reserve, in accordance with the voting results listed below:

For	Against	Abstain
3,650,762	276,575	51,875

3. Ratification of the Company’s Independent Auditors

Stockholders ratified the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ended December 31, 2024, in accordance with the voting results listed below.

For	Against	Abstain
7,214,275	48,270	15,851

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNOVIS BIO, INC.

By:	/s/ Maria Maccecchini
Name:	Maria Maccecchini
Title:	President and Chief Executive Officer

Dated: June 13, 2024

3